Fees Summary	Apr. 28, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 499,705,000
Previously Paid Amount	0
Total Fee Amount	76,504.84
Total Offset Amount	0
Net Fee	$ 76,504.84